Fees Summary	Oct. 11, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	663,076.10
Total Transaction Valuation	4,331,000,000.00
Total Offset Amount	663,076.10
Net Fee	$ 0.00